Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin and Ether Strategy ETF

Valkyrie Bitcoin Miners ETF

(each a “Fund” and collectively, the “Funds”)

February 7, 2024

Supplement to Each Fund’s

Statement of Additional Information

Notwithstanding anything to the contrary contained therein, the Statement of Additional Information for each of the Funds is hereby amended to delete the first paragraph of the “Investment Adviser and Other Service Providers–Investment Sub-Adviser” subsection in its entirety and replace it with the following:

Investment Sub-Adviser. Valkyrie has retained Vident Advisory, LLC (d/b/a Vident Asset Management), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to act as sub-adviser to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Vident was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019. Vident is owned by Vident Capital Holdings, LLC which is controlled by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford.

Please Retain This Supplement for Future Reference.